UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2010
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                                                        On March 17, 2010, the stockholders of Hewlett-Packard Company (“HP”) approved the Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan (the “Amended Plan”).  The Amended Plan previously had been approved by the HR and Compensation Committee of the HP Board of Directors, subject to stockholder approval.

Under the Amended Plan, HP may grant stock options, restricted stock awards, restricted stock unit awards, performance-based unit awards and cash awards to employees of HP and its affiliates.  In addition, HP may grant annual retainer awards consisting of stock options and/or restricted stock units to non-employee directors.

The Hewlett Packard Company 2004 Stock Incentive Plan (the “Original Plan”) was originally approved by HP stockholders on March 17, 2004.  The Amended Plan provides for the following changes to the Original Plan:

•                  Makes an additional 65,000,000 shares of HP common stock available for issuance;

•                  Provides that shares subject to an award that is forfeited or settled in cash are available for future awards;

•                  Adds HP’s non-employee directors as eligible participants and establishes the terms for awards to non-employee directors;

•                  Removes a provision in the Original Plan permitting the grant of discounted stock options;

•                  Removes provisions in the Original Plan establishing special treatment upon termination of employment;

•                  Amends the performance criteria to make these criteria consistent with the performance criteria under the Hewlett-Packard Company 2005 Pay-for-Results Plan; and

•                  Extends the expiration of the Original Plan for ten years.

A description of the material terms and conditions of the Amended Plan appears on pages 29 to 33 of HP’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2010 (the “Proxy Statement”).  That description is incorporated by reference herein, and a copy of that description is filed as Exhibit 10.1 hereto.  Such description and the other information relating to the Amended Plan included herein are qualified in their entirety by reference to the actual terms of the Amended Plan, which is attached as Exhibit 10.2 hereto.

Stock options granted to employees of HP and its affiliates will generally be granted for an eight-year term, with a four-year vesting schedule, and with a grant price that is equal to the fair market value of HP shares on the grant date.  The option term will generally be shorter if the grantee terminates employment before the option expires, and the vesting schedule may be modified at the discretion of the plan administrator.  The plan administrator has the discretion to establish the treatment of stock options upon termination of employment.  Currently, the post-termination exercise period is 90 days if termination of employment is due to workforce reduction, one year if termination of employment is due to death, and three years if termination of employment is due to long-term disability or retirement.

Restricted stock and restricted stock unit awards granted to employees of HP and its affiliates with time-based vesting will be subject to a vesting schedule determined by the plan administrator.  The plan administrator also has the discretion to determine the treatment upon termination of employment.  Currently, unvested awards will generally be forfeited if the grantee voluntarily terminates employment before the award is vested; if termination of employment is due to long-term disability or retirement, awards continue to vest (subject to certain conditions); if termination of employment is due to workforce reduction or death, vesting is prorated based on the period of service during the vesting period.

Performance-based restricted units may be awarded under the Amended Plan to employees of HP and its affiliates.  Currently, such awards are granted for a target number of shares that will be issued if certain performance criteria are met by HP over a three-year performance period.  The performance criteria currently are annual targets based on cash flow from operations as a percentage of revenue and an overall “modifier” based on HP’s total stockholder return relative to the S&P 500 over the three-year performance period.  The number of shares of HP common stock released at the end of the performance period will range from zero to two times the target number depending on performance during the period.  The plan administrator has the discretion to establish the treatment upon termination of employment.  Currently, performance-based restricted units are forfeited if the grantee voluntarily terminates employment before the end of the performance period, and the units are prorated if termination of employment during the performance period is due to workforce reduction, death, long-term disability or retirement.

Performance-based cash awards may be granted under the Amended Plan to employees of HP and its affiliates.  Cash awards may be issued subject to one or more of the qualifying performance criteria specified in the Amended Plan, such as revenue, earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), earnings per share, cash flow from operations, operating profit, total shareholder return, market share, or such other similar criteria as may be determined by the plan administrator.  The plan administrator has the discretion to establish treatment upon termination of employment.  Cash awards will generally be forfeited if the grantee voluntarily terminates employment before the end of the performance period, and awards will generally be pro-rated if termination of employment during the performance period is due to workforce reduction, death, long-term disability or retirement.

Item 5.07                 Submission of Matters to a Vote of Security Holders.

HP held its annual meeting of stockholders (the “Annual Meeting”) on March 17, 2010 in Mountain View, California. At the Annual Meeting, HP stockholders approved four proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

HP’s stockholders elected eleven individuals to the Board of Directors as set forth below:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Marc L. Andreessen	1,672,644,588	7,734,236	2,427,237	223,329,928
Lawrence T. Babbio, Jr.	1,648,179,207	31,896,543	2,730,310	223,329,928
Sari M. Baldauf	1,624,595,160	55,194,957	3,015,945	223,329,928
Rajiv L. Gupta	1,604,564,318	75,630,902	2,610,841	223,329,928
John H. Hammergren	1,605,194,023	74,786,784	2,825,254	223,329,928
Mark V. Hurd	1,640,201,739	40,504,998	2,099,323	223,329,928
Joel Z. Hyatt	1,604,398,410	75,742,156	2,665,496	223,329,928
John R. Joyce	1,616,315,485	63,827,923	2,662,653	223,329,928
Robert L. Ryan	1,655,371,759	9,507,350	17,926,952	223,329,928
Lucille S. Salhany	1,579,854,758	100,102,042	2,831,262	223,329,928
G. Kennedy Thompson	1,644,573,029	35,287,404	2,945,629	223,329,928

Proposal 2

HP stockholders ratified the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the 2010 fiscal year as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,875,738,511	27,724,476	2,673,002	0

Proposal 3

HP stockholders approved the Amended Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,334,154,844	344,613,220	4,037,997	223,329,928

Proposal 4

HP stockholders approved a proposal to conduct an annual advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,737,321,474	165,088,402	3,726,113	0

Item 9.01                 Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.1	Summary of the Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan
Exhibit 10.2	Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: March 23, 2010	By:	/s/ Paul T. Porrini

	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Summary of the Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan
Exhibit 10.2	Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan